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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)          November 2, 1999
                                                --------------------------------

                                NRG Energy, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                 333-33397                     41-1724239
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 (State or other jurisdiction     (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)

  1221 Nicollet Mall, Minneapolis, Minnesota                       55403
--------------------------------------------------------------------------------
    (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code        (612) 373-5300
                                                  ------------------------------

                                     None
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         (Former name and former address, if changed since last report.)







       POTENTIAL PERSONS WHO ARE TO RESPOND TO THE COLLECTION
       OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED
       TO RESPOND UNLESS THE FORM  DISPLAYS A CURRENTLY VALID
       OMB CONTROL NUMBER.                                 SEC 873 (1/99) 1 OF 6


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Item 5.  Other Events.

         On November 3, 1999, we filed a Prospectus Supplement, dated November 2, 1999, and accompanying Prospectus, dated April 7, 1999, relating to the offering of $240,000,000 principal amount of our 8.0% Remarketable or Redeemable Securities (ROARS) due November 1, 2013 (Remarketing Date November 1, 2003). In this connection, we are filing certain exhibits as part of this Form 8-K. See "Item 7. Exhibits."


Item 7.  Exhibits.

         The following exhibits are filed with this report on Form 8-K:

Exhibit No.          Description
-----------          -----------

4.1 Form of Indenture relating to the ROARS by and among NRG Energy, Inc. and Norwest Bank Minnesota, National Association


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   NRG Energy, Inc.
                                        -------------------------------------
                                                    (Registrant)


Date      November 8, 1999             /S/ Leonard A. Bluhm
     -------------------------                      (Signature)*

                                       Name:  Leonard A. Bluhm
                                       Title:  Executive Vice President and
                                                 Chief Financial Officer


*Print name and title of the signing officer under this signature









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